Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter and Year Ended December 31, 2025
– GAAP EPS of $0.26 for the Quarter and $1.15 for the Year and Distributable EPS for the Quarter of $0.42 and $1.69 for the Year –
– Invested $12.7 Billion for the Year, Including $2.5 Billion in the Quarter; Second Largest Investment Year –
– Executed a Record $4.4 Billion of Capital Transactions in 2025 –
– Current Liquidity of $1.4 Billion –
– Consistent Dividend of $0.48 per Share for Over a Decade –
MIAMI BEACH, FL, February 25, 2026 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2025. The Company delivered fourth quarter GAAP net income of $96.9 million, and Distributable Earnings (a non-GAAP financial measure) was $159.5 million. The Company’s full year GAAP net income was $411.5 million, and Distributable Earnings was $615.5 million.
“2025 was a transition year for Starwood Property Trust. The good news is that the pieces remain in place to outperform for our shareholders in the long run. Our core businesses are positioned and are performing exceptionally well with notable progress across global commercial lending, infrastructure lending, conduit and special servicing, each delivering incredibly strong results for the year. Additionally, our residential lending portfolio increased in value over the year with the decline in rates,” said Barry Sternlicht, Chairman and CEO of Starwood Property Trust.
“As major STWD shareholders ourselves, we have chosen to take the long view of how best to earn stable and attractive long-term returns for our shareholders. In this vein, despite the dilution we knew we would experience when we acquired the Fundamental net lease business, we were excited to add an earnings generator with reliable cash flows, driven by more than 17 years of lease duration and 2.3% contractual rent increases each year, which will be accretive long-term. We also increased our securitization pace across businesses and completed takeout refinancings, which led to higher than normal cash levels during the year. As we deploy this cash across our business lines, invest the committed but unfunded loan capital, scale our net lease business, and bring back the earnings power embedded in the nonaccrual and REO assets, we are confident in our ability to raise earnings in the future. We are real estate investors first and have proven our ability to add value to assets once they are in our control. We therefore are confident we have substantial earnings power built into our diversified company that will move us forward into a bright future,” Mr. Sternlicht continued.
“Starwood Property Trust’s proven and consistent access to the capital markets continues to differentiate our platform,” added Jeffrey DiModica, President of Starwood Property Trust. “We repositioned our balance sheet this year with extended duration and lower spreads, executing a record $4.4 billion of equity, unsecured debt and term loan debt, further strengthening our best-in-class balance sheet while maintaining our conservative leverage profile. We also completed or priced four securitizations, including our fourth commercial lending CLO, our sixth and seventh infrastructure CLOs, and our first Fundamental ABS transaction at record-tight spreads for that platform, positioning each of these businesses for further growth and positioning us to act quickly on compelling opportunities globally.”

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Wednesday, February 25, 2026, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13758021
The playback can be accessed through March 11, 2026.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of December 31, 2025, the Company has successfully deployed $115 billion of capital since inception and manages a portfolio of over $30 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions. Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.
Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended December 31, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$311,500	$69,153	$43	$3,225	$—	$383,921	$—	$383,921
Interest income from investment securities	15,332	197	—	24,543	—	40,072	(35,506)	4,566
Servicing fees	112	—	—	37,726	—	37,838	(6,047)	31,791
Rental income	6,298	—	57,100	4,088	—	67,486	—	67,486
Other revenues	1,997	909	651	1,183	444	5,184	—	5,184
Total revenues	335,239	70,259	57,794	70,765	444	534,501	(41,553)	492,948
Costs and expenses:
Management fees	172	—	—	—	33,254	33,426	—	33,426
Interest expense	155,129	39,550	29,054	6,626	103,687	334,046	(198)	333,848
General and administrative	15,180	5,497	8,572	24,440	4,378	58,067	—	58,067
Costs of rental operations	4,861	—	7,551	3,070	—	15,482	—	15,482
Depreciation and amortization	2,841	10	26,558	1,422	251	31,082	—	31,082
Credit loss provision (reversal), net	11,142	(798)	—	—	—	10,344	—	10,344
Other expense	55	58	15	38	—	166	—	166
Total costs and expenses	189,380	44,317	71,750	35,596	141,570	482,613	(198)	482,415
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	42,052	42,052
Change in fair value of servicing rights	—	—	—	1,617	—	1,617	(859)	758
Change in fair value of investment securities, net	1,972	—	—	(2,433)	—	(461)	682	221
Change in fair value of mortgage loans, net	30,574	—	—	13,228	—	43,802	—	43,802
Income from affordable housing fund investments	—	—	37,604	—	—	37,604	—	37,604
Earnings from unconsolidated entities	—	3,641	—	560	—	4,201	(520)	3,681
Gain (loss) on sale of investments and other assets, net	165	—	(1)	10,060	—	10,224	—	10,224
Gain (loss) on derivative financial instruments, net	12,688	50	3,886	(303)	(8,418)	7,903	—	7,903
Foreign currency gain (loss), net	6,900	(292)	(1)	—	—	6,607	—	6,607
Loss on extinguishment of debt	(326)	(1,893)	—	(90)	—	(2,309)	—	(2,309)
Other (loss) income, net	(29,009)	—	(763)	1	—	(29,771)	—	(29,771)
Total other income (loss)	22,964	1,506	40,725	22,640	(8,418)	79,417	41,355	120,772
Income (loss) before income taxes	168,823	27,448	26,769	57,809	(149,544)	131,305	—	131,305
Income tax provision	(10,066)	(299)	(1,850)	(6,724)	—	(18,939)	—	(18,939)
Net income (loss)	158,757	27,149	24,919	51,085	(149,544)	112,366	—	112,366
Net income attributable to non-controlling interests	(5)	—	(10,712)	(4,734)	—	(15,451)	—	(15,451)
Net income (loss) attributable to Starwood Property Trust, Inc.	$158,752	$27,149	$14,207	$46,351	$(149,544)	$96,915	$—	$96,915

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2025 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended December 31, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$158,752	$27,149	$14,207	$46,351	$(149,544)	$96,915
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,629	—	—	4,629
Non-controlling interests attributable to unrealized gains/losses	—	—	(1,986)	6,650	—	4,664
Non-cash equity compensation expense	2,842	738	1,999	1,491	5,554	12,624
Management incentive fee	—	—	—	—	3,502	3,502
Depreciation and amortization	2,877	—	27,071	1,523	—	31,471
Straight-line rent adjustment	—	—	(460)	22	—	(438)
Interest income adjustment for loans and securities	5,457	—	—	8,023	—	13,480
Consolidated income tax provision (benefit) associated with fair value adjustments	10,066	299	(34)	6,724	—	17,055
Other non-cash items	5	—	(82)	(542)	—	(619)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(30,574)	—	—	(13,228)	—	(43,802)
Credit loss provision (reversal), net	11,142	(798)	—	—	—	10,344
Securities	(1,972)	—	—	2,433	—	461
Woodstar Fund investments	—	—	(37,604)	—	—	(37,604)
Derivatives	(12,688)	(50)	(3,886)	303	8,418	(7,903)
Foreign currency	(6,900)	292	1	—	—	(6,607)
Earnings from unconsolidated entities	—	(3,641)	—	(560)	—	(4,201)
Sales of properties	—	—	—	(10,060)	—	(10,060)
Impairment of properties	26,766	—	—	—	—	26,766
Recognition of Distributable realized gains / (losses) on:
Loans	(879)	—	—	13,188	—	12,309
Securities	(594)	—	—	(19,930)	—	(20,524)
Woodstar Fund investments	—	—	47,297	—	—	47,297
Derivatives	12,336	37	(2,012)	(137)	(6,554)	3,670
Foreign currency	(793)	134	(2)	—	—	(661)
Earnings from unconsolidated entities	—	3,128	—	457	—	3,585
Sales of properties	—	—	—	3,192	—	3,192
Distributable Earnings (Loss)	$175,843	$27,288	$49,138	$45,900	$(138,624)	$159,545
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.46	$0.07	$0.13	$0.12	$(0.36)	$0.42

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the year ended December 31, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,231,288	$272,282	$289	$14,650	$—	$1,518,509	$—	$1,518,509
Interest income from investment securities	78,961	649	—	97,824	—	177,434	(142,973)	34,461
Servicing fees	369	—	—	106,533	—	106,902	(20,359)	86,543
Rental income	27,266	—	135,255	19,919	—	182,440	—	182,440
Other revenues	9,854	3,855	1,472	5,387	1,768	22,336	—	22,336
Total revenues	1,347,738	276,786	137,016	244,313	1,768	2,007,621	(163,332)	1,844,289
Costs and expenses:
Management fees	701	—	—	—	136,564	137,265	—	137,265
Interest expense	682,813	155,212	71,400	29,341	339,031	1,277,797	(810)	1,276,987
General and administrative	59,545	20,979	17,323	93,152	17,810	208,809	—	208,809
Costs of rental operations	21,017	—	26,225	13,559	—	60,801	—	60,801
Depreciation and amortization	11,779	39	59,479	6,679	1,005	78,981	—	78,981
Credit loss provision, net	15,851	3,519	—	—	—	19,370	—	19,370
Other expense	103	4,104	(61)	203	—	4,349	—	4,349
Total costs and expenses	791,809	183,853	174,366	142,934	494,410	1,787,372	(810)	1,786,562
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	154,758	154,758
Change in fair value of servicing rights	—	—	—	7,398	—	7,398	(1,508)	5,890
Change in fair value of investment securities, net	8,422	—	—	(16,803)	—	(8,381)	10,568	2,187
Change in fair value of mortgage loans, net	122,117	—	—	62,323	—	184,440	—	184,440
Income from affordable housing fund investments	—	—	46,953	—	—	46,953	—	46,953
Earnings from unconsolidated entities	2,708	3,892	—	9,249	—	15,849	(1,296)	14,553
Gain (loss) on sale of investments and other assets, net	32,875	—	(22)	10,060	—	42,913	—	42,913
(Loss) gain on derivative financial instruments, net	(155,014)	38	(4,196)	(1,385)	33,289	(127,268)	—	(127,268)
Foreign currency gain (loss), net	112,778	364	(198)	—	—	112,944	—	112,944
Gain (loss) on extinguishment of debt, net	20,447	(2,676)	—	(90)	—	17,681	—	17,681
Other (loss) income, net	(32,589)	—	(2,805)	2,428	—	(32,966)	—	(32,966)
Total other income	111,744	1,618	39,732	73,180	33,289	259,563	162,522	422,085
Income (loss) before income taxes	667,673	94,551	2,382	174,559	(459,353)	479,812	—	479,812
Income tax provision	(12,297)	(110)	(1,844)	(22,468)	—	(36,719)	—	(36,719)
Net income (loss)	655,376	94,441	538	152,091	(459,353)	443,093	—	443,093
Net income attributable to non-controlling interests	(15)	—	(25,488)	(6,046)	—	(31,549)	—	(31,549)
Net income (loss) attributable to Starwood Property Trust, Inc.	$655,361	$94,441	$(24,950)	$146,045	$(459,353)	$411,544	$—	$411,544

Reconciliation of Net Income to Distributable Earnings
For the year ended December 31, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$655,361	$94,441	$(24,950)	$146,045	$(459,353)	$411,544
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	18,546	—	—	18,546
Non-controlling interests attributable to unrealized gains/losses	—	—	(13,066)	272	—	(12,794)
Non-cash equity compensation expense	11,318	2,794	3,780	5,582	30,620	54,094
Management incentive fee	—	—	—	—	13,746	13,746
Depreciation and amortization	12,023	—	60,616	7,085	—	79,724
Straight-line rent adjustment	—	—	(153)	126	—	(27)
Interest income adjustment for loans and securities	23,300	—	—	39,750	—	63,050
Consolidated income tax provision (benefit) associated with fair value adjustments	12,297	110	(40)	22,468	—	34,835
Other non-cash items	15	—	(328)	(1,761)	—	(2,074)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(122,117)	—	—	(62,323)	—	(184,440)
Credit loss provision, net	15,851	3,519	—	—	—	19,370
Securities	(8,422)	—	—	16,803	—	8,381
Woodstar Fund investments	—	—	(46,953)	—	—	(46,953)
Derivatives	155,014	(38)	4,196	1,385	(33,289)	127,268
Foreign currency	(112,778)	(364)	198	—	—	(112,944)
Earnings from unconsolidated entities	(2,708)	(3,892)	—	(9,249)	—	(15,849)
Sales of properties	(5,223)	—	21	(10,060)	—	(15,262)
Impairment of properties	26,766	—	—	—	—	26,766
Recognition of Distributable realized gains / (losses) on:
Loans	(2,435)	—	—	61,175	—	58,740
Securities	(1,355)	—	—	(35,012)	—	(36,367)
Woodstar Fund investments	—	—	110,569	—	—	110,569
Derivatives	70,004	186	(1,722)	(1,925)	(27,955)	38,588
Foreign currency	1,554	219	(199)	—	—	1,574
Earnings from unconsolidated entities	2,708	2,801	—	10,116	—	15,625
Sales of properties	(43,343)	—	(25)	3,192	—	(40,176)
Distributable Earnings (Loss)	$687,830	$99,776	$110,490	$193,669	$(476,231)	$615,534
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.89	$0.27	$0.30	$0.53	$(1.30)	$1.69

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of December 31, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$74,534	$198,031	$70,900	$25,149	$130,866	$499,480	$—	$499,480
Restricted cash	123,215	33,794	3,236	454	14,468	175,167	—	175,167
Loans held-for-investment, net	16,038,333	2,824,379	—	—	—	18,862,712	—	18,862,712
Loans held-for-sale	2,278,067	—	—	45,476	—	2,323,543	—	2,323,543
Investment securities	641,893	31,273	—	1,284,863	—	1,958,029	(1,657,029)	301,000
Properties, net	732,714	—	2,674,276	41,662	—	3,448,652	—	3,448,652
Investments of consolidated affordable housing fund	—	—	1,727,499	—	—	1,727,499	—	1,727,499
Investments in unconsolidated entities	8,514	57,997	—	33,203	—	99,714	(14,962)	84,752
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets, net	2,817	—	401,268	69,227	—	473,312	(37,253)	436,059
Derivative assets	27,157	—	—	201	18,455	45,813	—	45,813
Accrued interest receivable	157,116	4,424	442	562	135	162,679	—	162,679
Other assets	193,525	4,623	107,468	5,454	51,921	362,991	—	362,991
VIE assets, at fair value	—	—	—	—	—	—	34,493,164	34,493,164
Total Assets	$20,277,885	$3,273,930	$4,985,089	$1,646,688	$215,845	$30,399,437	$32,783,920	$63,183,357
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$165,317	$32,732	$113,707	$60,423	$127,571	$499,750	$—	$499,750
Related-party payable	—	—	—	—	31,662	31,662	—	31,662
Dividends payable	—	—	—	—	180,413	180,413	—	180,413
Derivative liabilities	72,351	—	—	—	11,632	83,983	—	83,983
Secured financing agreements, net	8,637,246	719,942	596,906	517,897	2,226,843	12,698,834	(19,886)	12,678,948
Securitized financing, net	2,224,239	1,645,536	1,261,678	—	—	5,131,453	—	5,131,453
Unsecured senior notes, net	—	—	—	—	4,283,836	4,283,836	—	4,283,836
VIE liabilities, at fair value	—	—	—	—	—	—	32,803,806	32,803,806
Total Liabilities	11,099,153	2,398,210	1,972,291	578,320	6,861,957	22,909,931	32,783,920	55,693,851
Temporary Equity: Redeemable non-controlling interests	—	—	364,118	—	—	364,118	—	364,118
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,780	3,780	—	3,780
Additional paid-in capital	2,434,975	521,717	365,416	(814,760)	4,449,868	6,957,216	—	6,957,216
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	6,732,082	354,003	2,077,439	1,759,196	(10,961,738)	(39,018)	—	(39,018)
Accumulated other comprehensive income	11,560	—	—	—	—	11,560	—	11,560
Total Starwood Property Trust, Inc. Stockholders’ Equity	9,178,617	875,720	2,442,855	944,436	(6,646,112)	6,795,516	—	6,795,516
Non-controlling interests in consolidated subsidiaries	115	—	205,825	123,932	—	329,872	—	329,872
Total Permanent Equity	9,178,732	875,720	2,648,680	1,068,368	(6,646,112)	7,125,388	—	7,125,388
Total Liabilities and Equity	$20,277,885	$3,273,930	$4,985,089	$1,646,688	$215,845	$30,399,437	$32,783,920	$63,183,357